                                                                      Exhibit 24

                                POWER OF ATTORNEY

          KNOW ALL MEN BY THESE PRESENTS:

          That, the undersigned does hereby make, constitute and appoint John P. Surma, Jr., Albert E. Ferrara, Jr. and Gretchen R. Haggerty, or any one of them, my true and lawful attorneys-in-fact, each with the power of substitution and resubstitution, to sign, execute and file for me and on my behalf a registration statement registering United States Steel Corporation $535 million of debt securities to be offered by United States Steel Corporation in exchange for the 10 3/4 Notes due 2008, on forms prescribed by the Securities and Exchange Commission (collectively, "Registration Statements"), and any and all amendments to the Registration Statements or further registration statements to be filed with the Securities and Exchange Commission pursuant to the Securities Act of 1933, as amended, in such form as they or any one or more of them may approve, and to do any and all other acts which said attorneys-in-fact may deem necessary or desirable to enable United States Steel Corporation to comply with said Act and the rules and regulations thereunder.

          IN WITNESS WHEREOF, I have hereunto set my hand this 29th day of January, 2002.


                                                /s/ J.G. Cooper
                                                --------------------------------
                                                    J.G. Cooper

                                POWER OF ATTORNEY

          KNOW ALL MEN BY THESE PRESENTS:

          That, the undersigned does hereby make, constitute and appoint John P. Surma, Jr., Albert E. Ferrara, Jr. and Gretchen R. Haggerty, or any one of them, my true and lawful attorneys-in-fact, each with the power of substitution and resubstitution, to sign, execute and file for me and on my behalf a registration statement registering United States Steel Corporation $535 million of debt securities to be offered by United States Steel Corporation in exchange for the 10 3/4 Notes due 2008, on forms prescribed by the Securities and Exchange Commission (collectively, "Registration Statements"), and any and all amendments to the Registration Statements or further registration statements to be filed with the Securities and Exchange Commission pursuant to the Securities Act of 1933, as amended, in such form as they or any one or more of them may approve, and to do any and all other acts which said attorneys-in-fact may deem necessary or desirable to enable United States Steel Corporation to comply with said Act and the rules and regulations thereunder.

          IN WITNESS WHEREOF, I have hereunto set my hand this 29th day of January, 2002.


                                                /s/ Robert J. Darnall
                                                --------------------------------
                                                    Robert J. Darnall

                                POWER OF ATTORNEY

          KNOW ALL MEN BY THESE PRESENTS:

          That, the undersigned does hereby make, constitute and appoint John P. Surma, Jr., Albert E. Ferrara, Jr. and Gretchen R. Haggerty, or any one of them, my true and lawful attorneys-in-fact, each with the power of substitution and resubstitution, to sign, execute and file for me and on my behalf a registration statement registering United States Steel Corporation $535 million of debt securities to be offered by United States Steel Corporation in exchange for the 10 3/4 Notes due 2008, on forms prescribed by the Securities and Exchange Commission (collectively, "Registration Statements"), and any and all amendments to the Registration Statements or further registration statements to be filed with the Securities and Exchange Commission pursuant to the Securities Act of 1933, as amended, in such form as they or any one or more of them may approve, and to do any and all other acts which said attorneys-in-fact may deem necessary or desirable to enable United States Steel Corporation to comply with said Act and the rules and regulations thereunder.

          IN WITNESS WHEREOF, I have hereunto set my hand this 29th day of January, 2002.


                                                /s/ Roy G. Dorrance
                                                --------------------------------
                                                    Roy G. Dorrance

                                POWER OF ATTORNEY

          KNOW ALL MEN BY THESE PRESENTS:

          That, the undersigned does hereby make, constitute and appoint John P. Surma, Jr., Albert E. Ferrara, Jr. and Gretchen R. Haggerty, or any one of them, my true and lawful attorneys-in-fact, each with the power of substitution and resubstitution, to sign, execute and file for me and on my behalf a registration statement registering United States Steel Corporation $535 million of debt securities to be offered by United States Steel Corporation in exchange for the 10 3/4 Notes due 2008, on forms prescribed by the Securities and Exchange Commission (collectively, "Registration Statements"), and any and all amendments to the Registration Statements or further registration statements to be filed with the Securities and Exchange Commission pursuant to the Securities Act of 1933, as amended, in such form as they or any one or more of them may approve, and to do any and all other acts which said attorneys-in-fact may deem necessary or desirable to enable United States Steel Corporation to comply with said Act and the rules and regulations thereunder.

          IN WITNESS WHEREOF, I have hereunto set my hand this 29th day of January, 2002.


                                                /s/ Shirley Ann Jackson
                                                --------------------------------
                                                    Shirley Ann Jackson

                                POWER OF ATTORNEY

          KNOW ALL MEN BY THESE PRESENTS:

          That, the undersigned does hereby make, constitute and appoint John P. Surma, Jr., Albert E. Ferrara, Jr. and Gretchen R. Haggerty, or any one of them, my true and lawful attorneys-in-fact, each with the power of substitution and resubstitution, to sign, execute and file for me and on my behalf a registration statement registering United States Steel Corporation $535 million of debt securities to be offered by United States Steel Corporation in exchange for the 10 3/4 Notes due 2008, on forms prescribed by the Securities and Exchange Commission (collectively, "Registration Statements"), and any and all amendments to the Registration Statements or further registration statements to be filed with the Securities and Exchange Commission pursuant to the Securities Act of 1933, as amended, in such form as they or any one or more of them may approve, and to do any and all other acts which said attorneys-in-fact may deem necessary or desirable to enable United States Steel Corporation to comply with said Act and the rules and regulations thereunder.

          IN WITNESS WHEREOF, I have hereunto set my hand this 29th day of January, 2002.


                                                /s/ Charles R. Lee
                                                --------------------------------
                                                    Charles R. Lee

                                POWER OF ATTORNEY

          KNOW ALL MEN BY THESE PRESENTS:

          That, the undersigned does hereby make, constitute and appoint John P. Surma, Jr., Albert E. Ferrara, Jr. and Gretchen R. Haggerty, or any one of them, my true and lawful attorneys-in-fact, each with the power of substitution and resubstitution, to sign, execute and file for me and on my behalf a registration statement registering United States Steel Corporation $535 million of debt securities to be offered by United States Steel Corporation in exchange for the 10 3/4 Notes due 2008, on forms prescribed by the Securities and Exchange Commission (collectively, "Registration Statements"), and any and all amendments to the Registration Statements or further registration statements to be filed with the Securities and Exchange Commission pursuant to the Securities Act of 1933, as amended, in such form as they or any one or more of them may approve, and to do any and all other acts which said attorneys-in-fact may deem necessary or desirable to enable United States Steel Corporation to comply with said Act and the rules and regulations thereunder.

          IN WITNESS WHEREOF, I have hereunto set my hand this 29th day of January, 2002.


                                                /s/ Paul E. Lego
                                                --------------------------------
                                                    Paul E. Lego

                                POWER OF ATTORNEY

          KNOW ALL MEN BY THESE PRESENTS:

          That, the undersigned does hereby make, constitute and appoint John P. Surma, Jr., Albert E. Ferrara, Jr. and Gretchen R. Haggerty, or any one of them, my true and lawful attorneys-in-fact, each with the power of substitution and resubstitution, to sign, execute and file for me and on my behalf a registration statement registering United States Steel Corporation $535 million of debt securities to be offered by United States Steel Corporation in exchange for the 10 3/4 Notes due 2008, on forms prescribed by the Securities and Exchange Commission (collectively, "Registration Statements"), and any and all amendments to the Registration Statements or further registration statements to be filed with the Securities and Exchange Commission pursuant to the Securities Act of 1933, as amended, in such form as they or any one or more of them may approve, and to do any and all other acts which said attorneys-in-fact may deem necessary or desirable to enable United States Steel Corporation to comply with said Act and the rules and regulations thereunder.

          IN WITNESS WHEREOF, I have hereunto set my hand this 29th day of January, 2002.


                                                /s/ John F. McGillicuddy
                                                --------------------------------
                                                    John F. McGillicuddy

                                POWER OF ATTORNEY

          KNOW ALL MEN BY THESE PRESENTS:

          That, the undersigned does hereby make, constitute and appoint John P. Surma, Jr., Albert E. Ferrara, Jr. and Gretchen R. Haggerty, or any one of them, my true and lawful attorneys-in-fact, each with the power of substitution and resubstitution, to sign, execute and file for me and on my behalf a registration statement registering United States Steel Corporation $535 million of debt securities to be offered by United States Steel Corporation in exchange for the 10 3/4 Notes due 2008, on forms prescribed by the Securities and Exchange Commission (collectively, "Registration Statements"), and any and all amendments to the Registration Statements or further registration statements to be filed with the Securities and Exchange Commission pursuant to the Securities Act of 1933, as amended, in such form as they or any one or more of them may approve, and to do any and all other acts which said attorneys-in-fact may deem necessary or desirable to enable United States Steel Corporation to comply with said Act and the rules and regulations thereunder.

          IN WITNESS WHEREOF, I have hereunto set my hand this 29th day of January, 2002.


                                                /s/ Don D. Sandman
                                                --------------------------------
                                                    Don D. Sandman

                                POWER OF ATTORNEY

          KNOW ALL MEN BY THESE PRESENTS:

          That, the undersigned does hereby make, constitute and appoint John P. Surma, Jr., Albert E. Ferrara, Jr. and Gretchen R. Haggerty, or any one of them, my true and lawful attorneys-in-fact, each with the power of substitution and resubstitution, to sign, execute and file for me and on my behalf a registration statement registering United States Steel Corporation $535 million of debt securities to be offered by United States Steel Corporation in exchange for the 10 3/4 Notes due 2008, on forms prescribed by the Securities and Exchange Commission (collectively, "Registration Statements"), and any and all amendments to the Registration Statements or further registration statements to be filed with the Securities and Exchange Commission pursuant to the Securities Act of 1933, as amended, in such form as they or any one or more of them may approve, and to do any and all other acts which said attorneys-in-fact may deem necessary or desirable to enable United States Steel Corporation to comply with said Act and the rules and regulations thereunder.

          IN WITNESS WHEREOF, I have hereunto set my hand this 29th day of January, 2002.


                                                /s/ Seth E. Schofield
                                                --------------------------------
                                                    Seth E. Schofield

                                POWER OF ATTORNEY

          KNOW ALL MEN BY THESE PRESENTS:

          That, the undersigned does hereby make, constitute and appoint John P. Surma, Jr., Albert E. Ferrara, Jr. and Gretchen R. Haggerty, or any one of them, my true and lawful attorneys-in-fact, each with the power of substitution and resubstitution, to sign, execute and file for me and on my behalf a registration statement registering United States Steel Corporation $535 million of debt securities to be offered by United States Steel Corporation in exchange for the 10 3/4 Notes due 2008, on forms prescribed by the Securities and Exchange Commission (collectively, "Registration Statements"), and any and all amendments to the Registration Statements or further registration statements to be filed with the Securities and Exchange Commission pursuant to the Securities Act of 1933, as amended, in such form as they or any one or more of them may approve, and to do any and all other acts which said attorneys-in-fact may deem necessary or desirable to enable United States Steel Corporation to comply with said Act and the rules and regulations thereunder.

          IN WITNESS WHEREOF, I have hereunto set my hand this 29th day of January, 2002.


                                                /s/ John W. Snow
                                                --------------------------------
                                                    John W. Snow

                                POWER OF ATTORNEY

          KNOW ALL MEN BY THESE PRESENTS:

          That, the undersigned does hereby make, constitute and appoint John P. Surma, Jr., Albert E. Ferrara, Jr. and Gretchen R. Haggerty, or any one of them, my true and lawful attorneys-in-fact, each with the power of substitution and resubstitution, to sign, execute and file for me and on my behalf a registration statement registering United States Steel Corporation $535 million of debt securities to be offered by United States Steel Corporation in exchange for the 10 3/4 Notes due 2008, on forms prescribed by the Securities and Exchange Commission (collectively, "Registration Statements"), and any and all amendments to the Registration Statements or further registration statements to be filed with the Securities and Exchange Commission pursuant to the Securities Act of 1933, as amended, in such form as they or any one or more of them may approve, and to do any and all other acts which said attorneys-in-fact may deem necessary or desirable to enable United States Steel Corporation to comply with said Act and the rules and regulations thereunder.

          IN WITNESS WHEREOF, I have hereunto set my hand this 29th day of January, 2002.


                                                /s/ John P. Surma
                                                --------------------------------
                                                    John P. Surma

                                POWER OF ATTORNEY

          KNOW ALL MEN BY THESE PRESENTS:

          That, the undersigned does hereby make, constitute and appoint John P. Surma, Jr., Albert E. Ferrara, Jr. and Gretchen R. Haggerty, or any one of them, my true and lawful attorneys-in-fact, each with the power of substitution and resubstitution, to sign, execute and file for me and on my behalf a registration statement registering United States Steel Corporation $535 million of debt securities to be offered by United States Steel Corporation in exchange for the 10 3/4 Notes due 2008, on forms prescribed by the Securities and Exchange Commission (collectively, "Registration Statements"), and any and all amendments to the Registration Statements or further registration statements to be filed with the Securities and Exchange Commission pursuant to the Securities Act of 1933, as amended, in such form as they or any one or more of them may approve, and to do any and all other acts which said attorneys-in-fact may deem necessary or desirable to enable United States Steel Corporation to comply with said Act and the rules and regulations thereunder.

          IN WITNESS WHEREOF, I have hereunto set my hand this 29th day of January, 2002.

                                                /s/ D.C. Yearley
                                                --------------------------------
                                                    D.C. Yearley

                                POWER OF ATTORNEY

          KNOW ALL MEN BY THESE PRESENTS:

          That, the undersigned does hereby make, constitute and appoint John P. Surma, Jr., Albert E. Ferrara, Jr. and Gretchen R. Haggerty, or any one of them, my true and lawful attorneys-in-fact, each with the power of substitution and resubstitution, to sign, execute and file for me and on my behalf a registration statement registering United States Steel Corporation $535 million of debt securities to be offered by United States Steel Corporation in exchange for the 10 3/4 Notes due 2008, on forms prescribed by the Securities and Exchange Commission (collectively, "Registration Statements"), and any and all amendments to the Registration Statements or further registration statements to be filed with the Securities and Exchange Commission pursuant to the Securities Act of 1933, as amended, in such form as they or any one or more of them may approve, and to do any and all other acts which said attorneys-in-fact may deem necessary or desirable to enable United States Steel Corporation to comply with said Act and the rules and regulations thereunder.

          IN WITNESS WHEREOF, I have hereunto set my hand this 29th day of January, 2002.


                                                /s/ T.J. Usher
                                                --------------------------------
                                                    T.J. Usher